Exhibit 99.1 FINANCIAL AND STATISTICAL INFORMATION FOR 38 MEMBERS OF OGLETHORPE POWER CORPORATION Our members operate their systems on a not-for-profit basis. Accumulated margins derived after payment of operating expenses and provision for depreciation constitute patronage capital of the consumers of our members. Refunds of accumulated patronage capital to the individual consumers may be made from time to time subject to limitations contained in mortgages between our members and the Rural Utilities Service or loan documents with other lenders. The Rural Utilities Service mortgage generally prohibits such distributions unless, after any such distribution, the member’s total equity will equal at least 30% of its total assets, except that distributions may be made of up to 25% of the margins and patronage capital received by the member in the preceding year provided that equity is at least 20%. We are a membership corporation, and our members are not our subsidiaries. Except with respect to the obligations of our members under each member’s wholesale power contract with us and our rights under such contracts to receive payment for power and energy supplied, we have no legal interest in, or obligations in respect of, any of the assets, liabilities, equity, revenues or margins of our members. The following selected information on the individual members is intended to show, in the aggregate, the assets, liabilities, equity, revenues and margins of our members. Member assets, liabilities, equity, revenues and margins should not, however, be attributed to us. In addition, the revenues of our members are not pledged to us, but such revenues are received by the respective members and are the source from which moneys are derived by our members to pay for power and energy received from us. Revenues of our members are, however, pledged under their respective Rural Utilities Service mortgages or loan documents with other lenders. The information contained in these tables was taken from Rural Utilities Service Financial and Statistical Reports (RUS Form 7) or similar reports prepared for other lenders or provided directly by a member. This information has not been independently verified by the Rural Utilities Service, any lender or us. The “Total” columns were not supplied or compiled by the Rural Utilities Service, any lender or our members. The “Total” column in each table is for informational purposes only, inasmuch as each member operates independently and is not responsible for the obligations of other members, except as provided in the wholesale power contracts (see “BUSINESS ― OGLETHORPE POWER CORPORATION ― Wholesale Power Contracts” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023). In addition, the Times Interest Earned, Equity to Assets and Equity to Total Capitalization ratios were calculated by us from information obtained from each member’s RUS Form 7 or other financial information provided to us, but the calculations were not independently verified by our members. No adjustments were made by us in calculating these ratios for items such as debt refinancings that are not reflected separately on the financial information provided to us. For the calendar years 2021, 2022 and 2023, the information on the individual members is presented in the succeeding tables as follows: Table 1 - Selected Statistics, Table 2 - Average Number of Consumers Served, Table 3 - Annual Megawatt-hour Sales by Consumer Class, Table 4 - Annual Revenues by Consumer Class, Table 5 - Summary of Operating Results, and Table 6 - Condensed Balance Sheet Information.

FINANCIAL AND STATISTICAL INFORMATION FOR THE 38 MEMBERS OF OGLETHORPE POWER CORPORATION Table 1 SELECTED STATISTICS OF EACH MEMBER (as of December 31) Central Coweta- Altamaha Amicalola Canoochee Carroll Georgia Coastal Cobb Colquitt Fayette Diverse 2023 Avg. Monthly Residential Rev. ($) 153.11 140.04 145.63 154.67 148.98 166.92 124.14 142.53 138.26 207.64 Avg. Monthly Residential kWh 988 1,167 1,103 1,140 1,218 1,180 1,069 1,126 1,184 1,179 Avg. Residential Rev.(cents per kWh) 15.50 12.00 13.20 13.57 12.23 14.15 11.62 12.65 11.68 17.61 Times Interest Earned Ratio (1) 5.54 2.41 2.88 6.76 2.11 4.24 7.13 3.47 4.53 2.01 Equity / Assets (1) 49% 34% 41% 46% 23% 39% 62% 43% 45% 34% Equity / Total Capitalization (1) 57% 46% 49% 50% 30% 47% 70% 52% 50% 39% 2022 Avg. Monthly Residential Rev. ($) 149.75 145.85 145.48 152.65 152.18 175.67 135.38 154.74 151.37 205.92 Avg. Monthly Residential kWh 1,056 1,218 1,164 1,181 1,296 1,255 1,124 1,149 1,216 1,210 Avg. Residential Rev.(cents per kWh) 14.18 11.97 12.50 12.93 11.74 14.00 12.05 13.46 12.45 17.02 Times Interest Earned Ratio (1) 1.40 1.48 1.63 2.91 2.15 1.83 7.31 1.88 1.94 2.00 Equity / Assets (1) 48% 35% 42% 44% 26% 37% 57% 46% 44% 33% Equity / Total Capitalization (1) 55% 46% 52% 49% 35% 43% 64% 54% 51% 37% 2021 Avg. Monthly Residential Rev. ($) 146.47 136.42 140.02 140.96 134.59 168.29 128.58 128.62 137.13 180.61 Avg. Monthly Residential kWh 1,029 1,217 1,138 1,177 1,251 1,223 1,088 1,174 1,208 1,212 Avg. Residential Rev.(cents per kWh) 14.24 11.21 12.30 11.97 10.76 13.76 11.82 10.96 11.35 14.90 Times Interest Earned Ratio (1) 2.93 2.26 2.21 3.58 2.39 3.92 5.32 1.58 3.26 1.16 Equity / Assets (1) 55% 40% 46% 45% 31% 40% 51% 44% 45% 33% Equity / Total Capitalization (1) 61% 52% 56% 51% 39% 45% 60% 53% 58% 38% Little Excelsior Flint Grady GreyStone Habersham Hart Irwin Jackson Jefferson Ocmulgee 2023 Avg. Monthly Residential Rev. ($) 148.37 161.68 160.67 137.09 138.54 126.64 165.16 136.69 142.44 134.27 Avg. Monthly Residential kWh 1,124 1,198 1,083 1,145 1,006 1,032 1,001 1,141 1,058 947 Avg. Residential Rev.(cents per kWh) 13.20 13.50 14.84 11.98 13.77 12.27 16.51 11.98 13.47 14.18 Times Interest Earned Ratio (1) 3.00 2.48 4.36 2.42 3.51 3.68 1.74 3.90 4.00 1.89 Equity / Assets (1) 49% 33% 51% 42% 32% 51% 25% 45% 36% 41% Equity / Total Capitalization (1) 62% 40% 58% 48% 40% 64% 30% 53% 43% 50% 2022 Avg. Monthly Residential Rev. ($) 154.99 168.19 164.74 129.87 139.80 164.11 156.48 149.77 143.45 134.15 Avg. Monthly Residential kWh 1,204 1,268 1,088 1,189 1,078 1,170 1,026 1,232 1,137 949 Avg. Residential Rev.(cents per kWh) 12.87 13.27 15.15 10.92 12.97 14.02 15.25 12.16 12.62 14.14 Times Interest Earned Ratio (1) 3.01 2.30 5.98 2.61 0.69 8.68 0.09 3.38 1.53 2.01 Equity / Assets (1) 52% 35% 51% 47% 31% 53% 29% 45% 33% 40% Equity / Total Capitalization (1) 65% 43% 62% 55% 39% 66% 31% 53% 41% 48% 2021 Avg. Monthly Residential Rev. ($) 129.06 160.79 150.70 123.24 132.84 142.60 146.91 133.89 136.92 133.56 Avg. Monthly Residential kWh 1,194 1,235 1,092 1,186 1,032 1,133 1,037 1,182 1,099 955 Avg. Residential Rev.(cents per kWh) 10.81 13.02 13.80 10.39 12.87 12.59 14.17 11.33 12.46 13.99 Times Interest Earned Ratio (1) 2.74 2.74 3.44 3.88 2.78 6.44 2.15 3.10 2.03 2.16 Equity / Assets (1) 53% 38% 48% 49% 36% 50% 37% 46% 34% 41% Equity / Total Capitalization (1) 67% 46% 58% 55% 46% 65% 40% 53% 43% 47% Footnotes: (1) Times Interest Earned and Equity ratios were calculated from information contained on each Member's RUS Form 7, or similar form provided to another lender, and were not independently verified by each respective Member.

Table 1 (Continued) Middle Slash Georgia Mitchell Ocmulgee Oconee Okefenoke Planters Rayle Satilla Sawnee Pine 2023 Avg. Monthly Residential Rev. ($) 194.34 174.68 138.18 176.03 160.19 157.32 149.87 149.79 141.92 156.91 Avg. Monthly Residential kWh 1,149 1,119 926 1,115 1,149 1,099 1,034 1,134 1,128 1,040 Avg. Residential Rev.(cents per kWh) 16.92 15.62 14.92 15.79 13.95 14.32 14.50 13.21 12.58 15.08 Times Interest Earned Ratio (1) 2.73 3.45 4.69 4.20 2.24 4.82 2.52 2.43 3.94 7.01 Equity / Assets (1) 27% 45% 54% 44% 35% 47% 41% 35% 34% 45% Equity / Total Capitalization (1) 30% 54% 63% 54% 40% 56% 49% 41% 46% 52% 2022 Avg. Monthly Residential Rev. ($) 175.23 178.39 132.19 160.38 162.32 157.32 155.92 156.80 142.17 142.62 Avg. Monthly Residential kWh 1,162 1,136 941 1,136 1,196 1,165 1,109 1,165 1,180 1,062 Avg. Residential Rev.(cents per kWh) 15.09 15.70 14.05 14.12 13.57 13.50 14.06 13.46 12.05 13.43 Times Interest Earned Ratio (1) 1.64 2.48 -1.59 0.81 1.82 3.79 2.79 1.76 3.92 1.12 Equity / Assets (1) 31% 47% 66% 41% 35% 46% 41% 39% 33% 42% Equity / Total Capitalization (1) 40% 58% 76% 54% 40% 56% 46% 46% 46% 50% 2021 Avg. Monthly Residential Rev. ($) 163.64 169.26 124.08 155.63 145.84 157.36 140.49 140.92 138.97 140.20 Avg. Monthly Residential kWh 1,183 1,147 961 1,153 1,164 1,187 1,064 1,195 1,164 1,084 Avg. Residential Rev.(cents per kWh) 13.84 14.75 12.91 13.49 12.53 13.26 13.21 11.79 11.94 12.93 Times Interest Earned Ratio (1) 1.77 2.32 7.05 2.10 2.45 4.16 2.85 2.59 4.03 3.32 Equity / Assets (1) 42% 48% 72% 43% 37% 48% 41% 45% 33% 44% Equity / Total Capitalization (1) 47% 59% 83% 53% 42% 58% 46% 55% 47% 52% Snapping Southern Three Tri- MEMBER Shoals Rivers Sumter Notch County Upson Walton Washington WTD. AVG. 2023 Avg. Monthly Residential Rev. ($) 151.60 193.04 172.63 142.71 161.50 145.07 157.12 137.96 146.00 Avg. Monthly Residential kWh 1,236 1,191 1,250 877 1,106 1,072 1,176 945 1,131 Avg. Residential Rev.(cents per kWh) 12.27 16.2 13.81 16.3 14.60 13.54 13.36 14.59 12.91 Times Interest Earned Ratio (1) 2.22 3.41 2.96 5.55 1.58 17.89 4.76 1.89 3.69 Equity / Assets (1) 32% 33% 48% 54% 27% 69% 41% 34% 42% Equity / Total Capitalization (1) 49% 37% 53% 58% 32% 77% 61% 37% 51% 2022 Avg. Monthly Residential Rev. ($) 154.72 186.47 169.99 130.71 170.89 140.26 158.61 151.45 150.85 Avg. Monthly Residential kWh 1,299 1,262 1,268 878 1,176 1,075 1,266 1,042 1,190 Avg. Residential Rev.(cents per kWh) 11.91 14.8 13.40 14.9 14.54 13.04 12.52 14.54 12.67 Times Interest Earned Ratio (1) 1.96 1.61 2.70 3.08 1.54 1.50 2.48 1.61 3.04 Equity / Assets (1) 33% 33% 48% 49% 28% 66% 41% 40% 42% Equity / Total Capitalization (1) 51% 39% 56% 52% 32% 75% 61% 44% 51% 2021 Avg. Monthly Residential Rev. ($) 135.59 162.03 166.91 125.36 151.74 119.39 145.74 129.41 138.94 Avg. Monthly Residential kWh 1,289 1,216 1,281 891 1,142 1,078 1,219 1,016 1,169 Avg. Residential Rev.(cents per kWh) 10.52 13.3 13.03 14.1 13.28 11.08 11.96 12.74 11.88 Times Interest Earned Ratio (1) 2.19 1.88 2.47 1.74 2.49 6.27 2.83 1.79 3.22 Equity / Assets (1) 33% 36% 48% 50% 33% 68% 42% 49% 43% Equity / Total Capitalization (1) 51% 42% 54% 54% 37% 75% 63% 53% 53% Footnotes: (1) Times Interest Earned and Equity ratios were calculated from information contained on each Member's RUS Form 7, or similar form provided to another lender, and were not independently verified by each respective Member.

FINANCIAL AND STATISTICAL INFORMATION FOR THE 38 MEMBERS OF OGLETHORPE POWER CORPORATION Table 2 AVERAGE NUMBER OF CONSUMERS SERVED BY EACH MEMBER Central Coweta- Altamaha Amicalola Canoochee Carroll Georgia Coastal Cobb Colquitt Fayette Diverse 2023 Residential Service 19,464 49,088 23,330 52,344 59,079 19,782 197,574 64,989 81,525 31,818 Commercial & Industrial 1,931 5,915 413 2,684 5,575 2,983 17,814 3,813 6,610 4,307 Other 277 3 835 397 419 134 5,495 3,344 1,016 1,057 Total Consumers Served 21,672 55,006 24,578 55,425 65,073 22,899 220,883 72,146 89,151 37,182 2022 Residential Service 19,261 47,831 22,664 51,513 57,588 19,144 195,037 64,161 80,242 31,305 Commercial & Industrial 1,906 5,821 398 2,642 5,642 2,921 17,625 3,781 6,551 4,330 Other 272 5 827 392 398 135 5,449 3,273 987 1,054 Total Consumers Served 21,439 53,657 23,889 54,547 63,628 22,200 218,111 71,215 87,780 36,689 2021 Residential Service 19,096 46,675 21,956 50,451 55,732 18,634 192,756 63,154 78,622 30,743 Commercial & Industrial 1,897 5,459 390 2,603 5,579 2,826 17,388 3,714 6,452 4,305 Other 262 5 808 385 383 136 5,430 3,237 951 1,032 Total Consumers Served 21,255 52,139 23,154 53,439 61,694 21,596 215,574 70,105 86,025 36,080 Little Excelsior Flint Grady GreyStone Habersham Hart Irwin Jackson Jefferson Ocmulgee 2023 Residential Service 23,085 81,740 19,156 134,757 34,490 29,621 10,886 232,048 34,249 11,271 Commercial & Industrial 1,542 11,585 501 10,796 2,606 9,194 247 19,512 1,927 161 Other 486 1,196 732 1,994 13 11 1,684 5,507 457 461 Total Consumers Served 25,113 94,521 20,389 147,547 37,109 38,826 12,817 257,067 36,633 11,893 2022 Residential Service 22,630 79,919 19,032 131,489 33,899 29,200 10,863 225,116 33,694 11,202 Commercial & Industrial 1,524 11,369 497 10,742 2,566 8,965 242 19,030 1,889 157 Other 473 1,194 717 1,965 9 20 1,660 5,360 448 461 Total Consumers Served 24,627 92,482 20,246 144,196 36,474 38,185 12,765 249,506 36,031 11,820 2021 Residential Service 22,172 78,564 18,899 128,478 33,222 28,879 10,789 219,455 33,101 11,095 Commercial & Industrial 1,488 11,154 491 10,699 2,552 8,821 238 18,591 1,860 152 Other 460 1,185 704 1,969 8 11 1,652 5,212 446 461 Total Consumers Served 24,120 90,903 20,094 141,146 35,782 37,711 12,679 243,258 35,407 11,708

Table 2 (Continued) Middle Slash Georgia Mitchell Ocmulgee Oconee Okefenoke Planters Rayle Satilla Sawnee Pine 2023 Residential Service 5,303 21,296 11,445 10,592 38,023 16,290 16,267 53,451 177,427 8,656 Commercial & Industrial 1,864 1,206 719 2,403 2,341 711 3,377 2,905 18,029 617 Other 1,305 3,129 736 198 471 1,063 - 2,601 2,059 264 Total Consumers Served 8,472 25,631 12,900 13,193 40,835 18,064 19,644 58,957 197,515 9,537 2022 Residential Service 5,281 21,209 11,368 10,575 37,023 16,151 16,118 52,861 174,430 8,557 Commercial & Industrial 1,826 1,209 710 2,329 2,306 705 3,248 2,890 17,754 618 Other 1,282 3,098 720 196 455 1,036 - 2,567 2,041 243 Total Consumers Served 8,389 25,516 12,798 13,100 39,784 17,892 19,366 58,318 194,225 9,418 2021 Residential Service 5,186 21,157 11,212 10,544 36,122 16,008 15,949 52,301 171,185 8,420 Commercial & Industrial 1,805 1,195 710 2,246 2,307 697 3,134 2,833 17,512 616 Other 1,252 3,055 709 195 439 1,020 - 2,546 2,040 226 Total Consumers Served 8,243 25,407 12,631 12,985 38,868 17,725 19,083 57,680 190,737 9,262 Snapping Southern Three Tri- MEMBER Shoals Rivers Sumter Notch County Upson Walton Washington TOTAL 2023 Residential Service 101,193 20,055 14,963 13,719 20,777 8,861 129,144 15,091 1,892,849 Commercial & Industrial 4,392 1,164 5,275 503 2,198 528 8,864 953 168,165 Other 1,387 21 916 1,064 - 144 1,653 167 42,696 Total Consumers Served 106,972 21,240 21,154 15,286 22,975 9,533 139,661 16,211 2,103,710 2022 Residential Service 99,814 19,691 14,921 13,881 20,547 8,790 127,193 14,981 1,859,181 Commercial & Industrial 4,358 1,145 5,234 489 2,171 544 8,674 946 165,754 Other 1,778 21 891 1,048 - 143 1,485 162 42,265 Total Consumers Served 105,950 20,857 21,046 15,418 22,718 9,477 137,352 16,089 2,067,200 2021 Residential Service 98,760 19,274 14,838 13,607 20,208 8,666 124,848 15,118 1,825,876 Commercial & Industrial 4,279 1,102 5,161 482 2,149 552 8,524 678 162,641 Other 1,379 21 860 1,027 - 137 1,482 143 41,268 Total Consumers Served 104,418 20,397 20,859 15,116 22,357 9,355 134,854 15,939 2,029,785

FINANCIAL AND STATISTICAL INFORMATION FOR THE 38 MEMBERS OF OGLETHORPE POWER CORPORATION Table 3 ANNUAL MWh SALES BY CONSUMER CLASS OF EACH MEMBER Central Coweta- Altamaha Amicalola Canoochee Carroll Georgia Coastal Cobb Colquitt Fayette Diverse 2023 Residential Service 230,703 687,463 308,924 716,097 863,405 280,062 2,533,635 878,512 1,158,515 450,299 Commercial & Industrial 332,070 122,890 138,131 399,495 490,792 260,356 1,132,141 298,908 475,349 229,745 Other 9,419 77 15,610 6,246 3,950 2,309 232,362 99,431 5,989 42,216 Total MWh Sales 572,192 810,430 462,665 1,121,838 1,358,147 542,726 3,898,138 1,276,850 1,639,853 722,260 2022 Residential Service 244,092 699,329 316,540 729,990 895,626 288,254 2,630,027 884,946 1,170,511 454,391 Commercial & Industrial 274,337 122,842 141,079 403,565 495,162 264,429 1,151,120 299,281 471,846 224,913 Other 10,396 86 17,517 6,175 3,736 2,369 239,232 95,730 6,432 45,353 Total MWh Sales 528,825 822,257 475,135 1,139,730 1,394,525 555,051 4,020,380 1,279,957 1,648,789 724,656 2021 Residential Service 235,684 681,433 299,920 712,650 836,527 273,499 2,516,660 889,519 1,139,558 447,099 Commercial & Industrial 176,729 117,260 134,211 412,211 458,238 247,070 1,131,685 286,853 462,301 206,192 Other 7,264 92 15,276 5,777 3,622 2,066 230,838 74,793 6,721 36,030 Total MWh Sales 419,677 798,784 449,408 1,130,638 1,298,387 522,636 3,879,183 1,251,165 1,608,580 689,321 Little Excelsior Flint Grady GreyStone Habersham Hart Irwin Jackson Jefferson Ocmulgee 2023 Residential Service 311,291 1,174,798 248,881 1,850,772 416,315 366,788 130,702 3,178,004 434,662 128,097 Commercial & Industrial 159,587 640,511 35,853 1,054,055 101,521 214,842 28,682 2,063,517 143,401 48,747 Other 4,292 42,645 19,599 10,988 120 698 22,088 306,631 18,955 6,374 Total MWh Sales 475,170 1,857,953 304,333 2,915,815 517,957 582,328 181,471 5,548,151 597,018 183,217 2022 Residential Service 327,084 1,215,797 248,393 1,876,572 438,519 410,046 133,760 3,327,794 459,678 127,566 Commercial & Industrial 73,097 639,544 40,630 1,063,758 104,136 217,001 31,948 2,066,222 160,625 52,906 Other 5,517 47,178 17,834 10,704 123 979 30,170 314,111 21,150 6,709 Total MWh Sales 405,698 1,902,519 306,856 2,951,033 542,778 628,027 195,878 5,708,128 641,452 187,181 2021 Residential Service 317,664 1,164,173 247,692 1,829,269 411,491 392,546 134,254 3,113,308 436,444 127,152 Commercial & Industrial 69,517 612,517 41,145 1,042,924 99,702 205,795 30,989 2,013,130 138,498 48,226 Other 4,191 38,189 14,748 11,226 47 643 16,645 304,339 18,232 4,137 Total MWh Sales 391,372 1,814,879 303,585 2,883,418 511,239 598,984 181,888 5,430,778 593,174 179,515

Table 3 (Continued) Middle Slash Georgia Mitchell Ocmulgee Oconee Okefenoke Planters Rayle Satilla Sawnee Pine 2023 Residential Service 73,099 285,847 127,237 141,738 524,116 214,750 201,779 727,488 2,401,600 108,066 Commercial & Industrial 46,915 78,523 44,043 97,779 100,060 32,905 68,493 330,284 999,686 70,923 Other 22,667 75,457 10,417 6,121 16,734 20,369 - 38,714 181,589 4,677 Total MWh Sales 142,681 439,826 181,698 245,638 640,910 268,023 270,272 1,096,486 3,582,875 183,666 2022 Residential Service 73,611 289,178 128,314 144,165 531,475 225,872 214,462 739,024 2,469,224 109,029 Commercial & Industrial 46,902 77,104 44,571 99,634 85,609 34,800 72,737 329,376 1,018,679 71,496 Other 29,814 74,645 11,543 6,530 17,088 26,526 - 44,921 185,155 5,126 Total MWh Sales 150,327 440,927 184,428 250,328 634,171 287,198 287,199 1,113,321 3,673,058 185,651 2021 Residential Service 73,594 291,274 129,348 145,920 504,382 227,976 203,603 750,190 2,390,472 109,569 Commercial & Industrial 42,771 75,326 46,076 105,309 80,072 34,091 67,885 325,764 1,009,171 72,678 Other 14,370 50,154 6,789 4,292 16,060 20,083 - 34,216 182,526 3,932 Total MWh Sales 130,736 416,754 182,214 255,521 600,514 282,150 271,487 1,110,170 3,582,168 186,179 Snapping Southern Three Tri- MEMBER Shoals Rivers Sumter Notch County Upson Walton Washington TOTAL 2023 Residential Service 1,500,882 286,668 224,423 144,311 275,830 113,967 1,822,039 171,180 25,692,944 Commercial & Industrial 459,133 58,048 93,609 29,045 106,392 15,251 1,712,200 235,552 12,949,435 Other 17,112 4,712 40,899 52,673 - 3,078 61,550 7,170 1,413,937 Total MWh Sales 1,977,128 349,429 358,931 226,028 382,222 132,297 3,595,789 413,903 40,056,315 2022 Residential Service 1,556,491 298,307 227,101 146,333 289,840 113,432 1,932,954 187,259 26,554,983 Commercial & Industrial 476,707 58,221 90,670 29,518 106,364 16,569 1,382,244 168,867 12,508,511 Other 17,779 4,627 44,380 47,562 - 3,051 58,182 7,422 1,465,849 Total MWh Sales 2,050,978 361,155 362,151 223,413 396,204 133,052 3,373,380 363,548 40,529,342 2021 Residential Service 1,527,814 281,221 228,111 145,484 277,007 112,083 1,826,312 184,299 25,615,201 Commercial & Industrial 461,786 55,928 87,885 28,703 102,432 16,831 938,130 163,586 11,649,614 Other 18,286 4,501 29,817 34,381 - 2,572 55,660 5,311 1,277,828 Total MWh Sales 2,007,886 341,650 345,813 208,568 379,438 131,486 2,820,102 353,196 38,542,643

FINANCIAL AND STATISTICAL INFORMATION FOR THE 38 MEMBERS OF OGLETHORPE POWER CORPORATION Table 4 ANNUAL REVENUES BY CONSUMER CLASS OF EACH MEMBER Central Coweta- Altamaha Amicalola Canoochee Carroll Georgia Coastal Cobb Colquitt Fayette Diverse 2023 Residential Service $35,762,142 $82,491,698 $40,770,490 $97,149,430 $105,620,018 $39,623,478 $294,316,938 $111,152,711 $135,259,470 $79,280,116 Commercial & Industrial 27,862,481 16,432,964 12,679,496 36,700,864 41,527,694 24,315,801 111,500,385 31,436,044 47,473,258 25,560,239 Other 1,341,200 25,635 2,221,408 1,093,341 1,063,497 437,782 23,647,004 12,453,621 2,150,891 7,167,747 Total Electric Sales $64,965,823 $98,950,297 $55,671,394 $134,943,635 $148,211,209 $64,377,061 $429,464,327 $155,042,376 $184,883,619 $112,008,102 Other Operating Revenue 1,124,153 5,094,009 11,439,543 7,193,081 11,078,054 2,576,356 10,091,160 4,072,321 5,715,266 2,408,646 Total Operating Revenue $66,089,976 $104,044,306 $67,110,937 $142,136,716 $159,289,263 $66,953,417 $439,555,487 $159,114,697 $190,598,885 $114,416,748 2022 Residential Service $34,611,328 $83,713,185 $39,565,688 $94,360,649 $105,164,396 $40,356,183 $316,853,414 $119,140,699 $145,755,946 $77,356,082 Commercial & Industrial 23,073,256 16,467,533 11,910,805 34,092,521 42,300,137 25,410,283 115,030,381 32,065,097 50,336,931 24,590,702 Other 1,311,581 27,415 2,342,584 1,053,490 958,715 459,692 23,678,374 12,610,926 2,119,531 7,520,986 Total Electric Sales $58,996,165 $100,208,133 $53,819,077 $129,506,660 $148,423,248 $66,226,158 $455,562,169 $163,816,722 $198,212,408 $109,467,770 Other Operating Revenue 2,041,601 9,174,772 14,004,902 8,831,980 14,287,025 834,566 10,211,711 4,051,932 10,014,298 1,949,985 Total Operating Revenue $61,037,766 $109,382,905 $67,823,979 $138,338,640 $162,710,273 $67,060,724 $465,773,880 $167,868,654 $208,226,706 $111,417,755 2021 Residential Service $33,564,038 $76,406,079 $36,890,611 $85,335,988 $90,010,762 $37,630,443 $297,411,036 $97,471,103 $129,375,339 $66,630,291 Commercial & Industrial 17,186,413 14,790,193 11,033,271 31,220,869 35,447,473 23,474,737 110,121,821 26,782,676 45,210,012 21,300,819 Other 913,432 27,940 2,019,448 948,985 903,728 397,225 22,320,434 8,379,370 2,041,411 4,806,178 Total Electric Sales $51,663,883 $91,224,212 $49,943,330 $117,505,842 $126,361,963 $61,502,405 $429,853,291 $132,633,149 $176,626,762 $92,737,288 Other Operating Revenue 806,594 (46,600) 10,542,687 6,065,971 7,203,320 866,251 9,226,399 3,442,407 3,246,149 2,973,705 Total Operating Revenue $52,470,477 $91,177,612 $60,486,017 $123,571,813 $133,565,283 $62,368,656 $439,079,690 $136,075,556 $179,872,911 $95,710,993 Little Excelsior Flint Grady GreyStone Habersham Hart Irwin Jackson Jefferson Ocmulgee 2023 Residential Service $41,102,343 $158,591,838 $36,934,267 $221,691,038 $57,340,008 $45,016,099 $21,574,801 $380,615,260 $58,540,782 $18,160,026 Commercial & Industrial 13,348,950 67,365,532 4,321,100 113,442,688 12,156,757 24,654,964 4,182,560 205,956,203 14,282,740 4,666,830 Other 983,666 6,407,242 3,075,283 3,310,989 33,439 69,541 4,969,962 39,159,091 3,097,913 980,383 Total Electric Sales $55,434,959 $232,364,612 $44,330,650 $338,444,715 $69,530,204 $69,740,604 $30,727,323 $625,730,554 $75,921,435 $23,807,239 Other Operating Revenue (632,402) 1,831,050 1,410,966 (10,799,778) 6,118,078 3,358,750 2,095,569 (10,627,056) 2,677,619 (164,905) Total Operating Revenue $54,802,557 $234,195,662 $45,741,616 $327,644,937 $75,648,282 $73,099,354 $32,822,892 $615,103,498 $78,599,054 $23,642,334 2022 Residential Service $42,090,017 $161,300,664 $37,624,910 $204,914,449 $56,868,706 $57,503,106 $20,397,592 $404,591,448 $57,999,341 $18,032,789 Commercial & Industrial 9,518,833 69,360,175 4,854,173 100,296,904 12,188,976 28,967,356 4,043,564 207,540,163 14,543,778 5,043,049 Other 1,170,485 6,853,394 2,960,373 3,239,532 29,316 109,410 4,918,654 40,013,617 3,151,557 1,016,363 Total Electric Sales $52,779,335 $237,514,233 $45,439,456 $308,450,885 $69,086,998 $86,579,872 $29,359,810 $652,145,228 $75,694,676 $24,092,201 Other Operating Revenue 4,726,028 14,170,904 2,079,685 22,487,564 6,413,431 2,747,570 59,733 9,912,071 2,456,524 1,006,852 Total Operating Revenue $57,505,363 $251,685,137 $47,519,141 $330,938,449 $75,500,429 $89,327,442 $29,419,543 $662,057,299 $78,151,200 $25,099,053 2021 Residential Service $34,338,592 $151,587,175 $34,177,652 $189,997,776 $52,957,313 $49,418,392 $19,019,786 $352,599,873 $54,384,738 $17,782,609 Commercial & Industrial 7,697,465 63,358,835 4,310,320 96,332,535 11,482,430 24,691,411 3,619,982 191,353,853 13,194,552 4,754,418 Other 773,208 5,557,184 2,368,854 3,157,114 12,836 69,919 3,022,144 35,916,869 2,817,874 720,184 Total Electric Sales $42,809,265 $220,503,194 $40,856,826 $289,487,425 $64,452,579 $74,179,722 $25,661,912 $579,870,595 $70,397,164 $23,257,211 Other Operating Revenue 293,183 7,963,214 924,099 17,549,540 4,099,002 2,821,911 2,874,120 3,995,007 2,789,387 39,693 Total Operating Revenue $43,102,448 $228,466,408 $41,780,925 $307,036,965 $68,551,581 $77,001,633 $28,536,032 $583,865,602 $73,186,551 $23,296,904

Table 4 (Continued) Middle Slash Georgia Mitchell Ocmulgee Oconee Okefenoke Planters Rayle Satilla Sawnee Pine 2023 Residential Service $12,366,856 $44,639,679 $18,978,001 $22,373,871 $73,088,751 $30,752,844 $29,254,978 $96,076,792 $302,161,217 $16,298,143 Commercial & Industrial 7,718,984 9,902,952 5,340,440 10,717,348 10,547,810 3,717,803 9,277,771 24,572,192 106,739,374 8,441,072 Other 4,444,673 10,907,602 1,626,265 855,029 2,215,698 3,334,794 - 6,429,643 19,294,785 830,318 Total Electric Sales $24,530,513 $65,450,233 $25,944,706 $33,946,248 $85,852,259 $37,805,441 $38,532,749 $127,078,627 $428,195,376 $25,569,533 Other Operating Revenue 1,897,899 1,857,113 1,836,384 1,601,344 871,768 (330,142) (759,534) 8,222,235 13,299,157 369,411 Total Operating Revenue $26,428,412 $67,307,346 $27,781,090 $35,547,592 $86,724,027 $37,475,299 $37,773,215 $135,300,862 $441,494,533 $25,938,944 2022 Residential Service $11,104,763 $45,401,693 $18,032,704 $20,352,223 $72,116,307 $30,491,126 $30,157,737 $99,461,450 $297,588,972 $14,644,320 Commercial & Industrial 6,840,960 10,084,219 5,548,168 9,838,058 9,904,549 3,733,348 9,823,738 26,411,702 104,525,418 7,426,830 Other 5,041,661 11,083,290 2,012,549 814,343 2,201,449 3,932,479 - 7,242,820 19,405,620 736,293 Total Electric Sales $22,987,384 $66,569,202 $25,593,421 $31,004,624 $84,222,305 $38,156,953 $39,981,475 $133,115,972 $421,520,010 $22,807,443 Other Operating Revenue 936,013 3,123,560 680,967 2,280,664 1,380,719 2,109,933 1,293,060 4,596,975 30,823,506 816,990 Total Operating Revenue $23,923,397 $69,692,762 $26,274,388 $33,285,288 $85,603,024 $40,266,886 $41,274,535 $137,712,947 $452,343,516 $23,624,433 2021 Residential Service $10,183,787 $42,971,237 $16,694,199 $19,691,458 $63,214,287 $30,227,476 $26,888,343 $88,440,099 $285,469,555 $14,165,755 Commercial & Industrial 5,823,549 9,285,528 4,871,181 9,886,366 8,221,611 3,573,505 8,565,018 23,248,861 102,551,294 7,189,949 Other 2,596,794 7,439,203 1,128,389 565,585 1,894,492 3,114,719 - 5,121,754 18,485,060 577,905 Total Electric Sales $18,604,130 $59,695,968 $22,693,769 $30,143,409 $73,330,390 $36,915,700 $35,453,361 $116,810,714 $406,505,909 $21,933,609 Other Operating Revenue 1,174,087 1,351,327 735,654 (311,332) 2,252,283 (1,858,873) 335,510 3,466,205 (6,916,291) 130,123 Total Operating Revenue $19,778,217 $61,047,295 $23,429,423 $29,832,077 $75,582,673 $35,056,827 $35,788,871 $120,276,919 $399,589,618 $22,063,732 Snapping Southern Three Tri- MEMBER Shoals Rivers Sumter Notch County Upson Walton Washington TOTAL 2023 Residential Service $184,093,651 $46,456,273 $30,996,946 $23,493,553 $40,265,983 $15,425,757 $243,493,771 $24,983,699 $3,316,193,718 Commercial & Industrial 44,268,515 8,173,622 13,794,336 4,949,430 11,696,846 2,031,273 119,113,060 18,732,486 1,259,602,864 Other 3,495,810 653,604 6,235,694 10,193,223 - 470,180 9,264,205 1,002,445 194,943,603 Total Electric Sales $231,857,976 $55,283,499 $51,026,976 $38,636,206 $51,962,829 $17,927,210 $371,871,036 $44,718,630 $4,770,740,185 Other Operating Revenue (2,512,914) 3,826,462 1,317,563 810,249 1,925,688 846,434 (8,343,420) 3,142,408 85,938,585 Total Operating Revenue $229,345,062 $59,109,961 $52,344,539 $39,446,455 $53,888,517 $18,773,644 $363,527,616 $47,861,038 $4,856,678,770 2022 Residential Service $185,317,977 $44,062,102 $30,436,922 $21,772,179 $42,135,551 $14,794,261 $242,083,316 $27,226,024 $3,365,380,219 Commercial & Industrial 43,866,960 7,455,565 13,036,283 4,491,619 12,559,026 2,078,749 102,853,775 17,431,178 1,229,544,762 Other 3,442,986 551,577 6,418,361 8,748,557 - 433,667 8,626,990 1,060,224 197,298,861 Total Electric Sales $232,627,923 $52,069,244 $49,891,566 $35,012,355 $54,694,577 $17,306,677 $353,564,081 $45,717,426 $4,792,223,842 Other Operating Revenue 28,871,248 1,679,249 3,125,268 693,050 1,572,169 657,079 23,213,987 1,302,429 250,620,000 Total Operating Revenue $261,499,171 $53,748,493 $53,016,834 $35,705,405 $56,266,746 $17,963,756 $376,778,068 $47,019,855 $5,042,843,842 2021 Residential Service $160,688,027 $37,475,681 $29,719,439 $20,469,574 $36,797,298 $12,415,924 $218,337,156 $23,476,636 $3,044,315,527 Commercial & Industrial 38,738,312 6,210,131 12,429,415 4,189,777 10,298,146 1,896,719 81,564,442 14,229,106 1,110,136,995 Other 3,398,833 442,143 4,673,254 6,820,441 - 325,447 8,052,283 727,268 162,537,907 Total Electric Sales $202,825,172 $44,127,955 $46,822,108 $31,479,792 $47,095,444 $14,638,090 $307,953,881 $38,433,010 $4,316,990,429 Other Operating Revenue 7,312,526 1,071,173 999,552 486,018 1,316,143 435,564 29,595,170 908,132 130,159,010 Total Operating Revenue $210,137,698 $45,199,128 $47,821,660 $31,965,810 $48,411,587 $15,073,654 $337,549,051 $39,341,142 $4,447,149,439

FINANCIAL AND STATISTICAL INFORMATION FOR THE 38 MEMBERS OF OGLETHORPE POWER CORPORATION Table 5 SUMMARY OF OPERATING RESULTS OF EACH MEMBER Central Coweta- Altamaha Amicalola Canoochee Carroll Georgia Coastal Cobb Colquitt Fayette Diverse 2023 Operating Revenue & Patronage Capital $66,089,976 $104,044,306 $67,110,938 $142,136,716 $159,289,263 $66,953,417 $439,555,487 $159,114,697 $190,598,884 $114,416,748 Depreciation and Amortization 4,788,353 8,160,471 6,776,058 11,130,818 9,681,035 5,145,614 35,584,293 12,042,286 13,487,567 10,148,628 Other Operating Expenses 50,145,915 90,838,055 54,806,918 101,027,080 136,418,487 52,032,709 385,441,724 132,072,796 165,906,458 93,909,433 Electric Operating Margin $11,155,708 $5,045,780 $5,527,962 $29,978,818 $13,189,741 $9,775,094 $18,529,470 $14,999,615 $11,204,859 $10,358,687 Other Income 2,800,351 3,885,936 1,951,928 2,320,198 7,617,211 1,272,579 95,817,444 2,576,202 17,641,698 2,810,470 Gross Operating Margin $13,956,059 $8,931,716 $7,479,890 $32,299,016 $20,806,952 $11,047,673 $114,346,914 $17,575,817 $28,846,557 $13,169,157 Interest on Long-term Debt 2,431,923 3,397,845 2,595,579 4,775,459 7,870,609 2,566,451 15,860,514 4,872,688 6,125,446 6,549,963 Other Deductions 492,269 725,946 9,325 12,796 4,188,325 176,753 1,288,626 673,745 1,121,960 27,780 Net Margins $11,031,867 $4,807,925 $4,874,986 $27,510,761 $8,748,018 $8,304,469 $97,197,774 $12,029,384 $21,599,151 $6,591,414 2022 Operating Revenue & Patronage Capital $61,037,766 $109,382,905 $67,823,979 $138,338,640 $162,710,273 $67,060,725 $465,773,880 $167,868,654 $208,226,706 $111,417,755 Depreciation and Amortization 4,490,139 7,738,396 6,591,212 10,433,307 8,824,503 4,666,217 33,294,569 11,541,110 12,632,273 9,815,658 Other Operating Expenses 54,254,694 98,391,170 59,145,035 116,288,238 145,432,838 59,096,564 408,423,697 149,538,320 186,478,716 92,593,206 Electric Operating Margin $2,292,933 $3,253,339 $2,087,732 $11,617,095 $8,452,932 $3,297,944 $24,055,614 $6,789,224 $9,115,717 $9,008,891 Other Income 541,960 1,623,473 1,373,440 714,489 4,187,305 1,354,906 101,704,719 2,327,475 2,077,264 2,411,574 Gross Operating Margin $2,834,893 $4,876,812 $3,461,172 $12,331,584 $12,640,237 $4,652,850 $125,760,333 $9,116,699 $11,192,981 $11,420,465 Interest on Long-term Debt 1,913,496 3,192,160 2,118,093 4,229,043 5,208,630 2,538,089 17,074,533 4,854,707 5,502,620 5,622,166 Other Deductions 164,422 140,619 10,955 40,517 1,451,491 12.537 998,921 - 540,910 188,882 Net Margins $756,975 $1,544,033 $1,332,124 $8,062,024 $5,980,116 $2,102,224 $107,686,879 $4,261,992 $5,149,451 $5,609,417 2021 Operating Revenue & Patronage Capital $52,470,476 $91,177,614 $60,486,017 $123,571,813 $133,565,283 $62,368,655 $439,079,690 $136,075,556 $179,872,911 $95,710,993 Depreciation and Amortization 4,357,572 7,267,588 6,025,422 9,984,048 8,364,722 4,393,308 32,333,041 10,890,404 11,929,991 9,843,373 Other Operating Expenses 44,159,823 83,054,400 50,956,279 100,092,448 116,046,167 49,419,240 373,298,742 119,968,126 158,706,395 81,093,870 Electric Operating Margin $3,953,081 $855,626 $3,504,316 $13,495,317 $9,154,394 $8,556,107 $33,447,907 $5,217,026 $9,236,525 $4,773,750 Other Income 1,112,678 5,622,541 1,152,763 987,606 2,876,507 1,083,982 69,247,915 2,040,411 6,560,069 1,698,945 Gross Operating Margin $5,065,759 $6,478,167 $4,657,079 $14,482,923 $12,030,901 $9,640,089 $102,695,822 $7,257,437 $15,796,594 $6,472,695 Interest on Long-term Debt 1,715,240 2,852,304 2,102,589 4,042,744 4,916,054 2,455,293 19,164,118 4,583,870 4,641,091 5,577,757 Other Deductions 43,311 26,853 10,123 5,085 263,377 7,437 687,053 - 670,272 26,809 Net Margins $3,307,208 $3,599,010 $2,544,367 $10,435,094 $6,851,470 $7,177,359 $82,844,651 $2,673,567 $10,485,231 $868,129 Little Excelsior Flint Grady GreyStone Habersham Hart Irwin Jackson Jefferson Ocmulgee 2023 Operating Revenue & Patronage Capital $54,802,552 $234,195,662 $45,741,615 $327,644,936 $75,648,282 $73,099,354 $32,822,892 $615,103,498 $78,599,054 $23,642,334 Depreciation and Amortization 3,467,186 16,904,171 3,845,790 22,591,724 8,731,685 6,299,544 4,071,939 44,278,176 6,414,069 2,572,011 Other Operating Expenses 49,587,252 206,384,712 34,338,819 286,396,181 57,901,576 63,045,446 24,027,721 532,116,643 61,076,919 19,335,088 Electric Operating Margin $1,757,114 $10,906,779 $7,557,006 $18,657,031 $9,015,021 $3,754,364 $4,723,232 $38,708,679 $11,108,066 $1,735,235 Other Income 2,557,140 8,441,927 3,918,997 10,911,096 4,746,990 5,110,774 1,547,497 28,113,368 1,307,826 348,079 Gross Operating Margin $4,314,254 $19,348,706 $11,476,003 $29,568,127 $13,762,011 $8,865,138 $6,270,729 $66,822,047 $12,415,892 $2,083,314 Interest on Long-term Debt 1,439,449 7,280,949 2,597,909 12,044,450 3,726,060 2,411,669 3,324,518 17,099,954 3,039,589 1,100,000 Other Deductions - 1,304,589 161,926 438,681 687,977 2,060 473,460 47,021 267,966 - Net Margins $2,874,805 $10,763,168 $8,716,168 $17,084,996 $9,347,974 $6,451,409 $2,472,751 $49,675,072 $9,108,337 $983,314 2022 Operating Revenue & Patronage Capital $57,505,363 $251,685,137 $47,519,141 $330,938,449 $75,500,429 $89,327,442 $29,419,544 $662,057,299 $78,151,200 $25,099,053 Depreciation and Amortization 3,270,383 16,241,278 3,670,698 21,559,980 7,466,653 5,976,089 3,486,809 40,768,375 6,129,635 2,494,794 Other Operating Expenses 52,801,777 222,177,485 38,185,470 293,437,428 68,759,893 70,389,573 26,362,733 588,992,605 69,005,654 21,352,580 Electric Operating Margin $1,433,203 $13,266,374 $5,662,973 $15,941,041 ($726,117) $12,961,780 ($429,998) $32,296,319 $3,015,911 $1,251,679 Other Income 1,725,077 1,119,666 4,509,641 9,771,437 3,186,452 3,374,069 703,980 22,372,846 1,022,350 150,636 Gross Operating Margin $3,158,280 $14,386,040 $10,172,614 $25,712,478 $2,460,335 $16,335,849 $273,982 $54,669,165 $4,038,261 $1,402,315 Interest on Long-term Debt 1,048,979 6,024,325 1,661,961 9,669,569 3,072,624 1,882,325 2,144,675 16,160,016 2,536,713 699,000 Other Deductions - 511,394 228,306 440,510 345,797 2,583 87,851 20,678 150,940 - Net Margins $2,109,301 $7,850,321 $8,282,347 $15,602,399 ($958,086) $14,450,941 ($1,958,544) $38,488,471 $1,350,608 $703,315 2021 Operating Revenue & Patronage Capital $43,102,448 $228,466,408 $41,780,925 $307,036,964 $68,551,581 $77,001,634 $28,536,032 $583,865,602 $73,185,551 $23,296,905 Depreciation and Amortization 3,097,051 15,759,780 3,585,669 19,075,276 6,727,175 5,707,348 3,374,195 38,596,482 6,002,989 2,209,116 Other Operating Expenses 38,828,109 200,322,301 33,608,001 269,650,406 57,488,913 62,900,405 21,698,943 516,642,333 61,426,705 19,580,951 Electric Operating Margin $1,177,288 $12,384,327 $4,587,255 $18,311,282 $4,335,493 $8,393,881 $3,462,894 $28,626,787 $5,755,857 $1,506,838 Other Income 1,565,650 1,637,405 801,223 19,912,039 2,477,289 4,069,883 538,075 17,854,839 (1,181,369) 657,113 Gross Operating Margin $2,742,938 $14,021,732 $5,388,478 $38,223,321 $6,812,782 $12,463,764 $4,000,969 $46,481,626 $4,574,488 $2,163,951 Interest on Long-term Debt 1,000,159 4,958,399 1,521,747 9,832,261 2,354,627 1,935,557 1,835,611 14,992,742 2,218,962 1,000,000 Other Deductions - 431,511 156,321 115,002 274,874 2,859 62,304 - 59,086 - Net Margins $1,742,779 $8,631,822 $3,710,410 $28,276,058 $4,183,281 $10,525,348 $2,103,054 $31,488,884 $2,296,440 $1,163,951

Table 5 (Continued) Middle Slash Georgia Mitchell Ocmulgee Oconee Okefenoke Planters Rayle Satilla Sawnee Pine 2023 Operating Revenue & Patronage Capital $26,428,412 $67,307,346 $27,781,090 $35,547,592 $86,724,027 $37,475,300 $37,773,215 $135,300,859 $441,494,534 $25,938,943 Depreciation and Amortization 2,899,337 5,260,074 1,708,667 2,535,956 6,614,787 2,990,595 3,376,742 10,183,221 25,078,379 1,396,940 Other Operating Expenses 18,310,564 53,210,397 22,095,988 27,810,470 72,413,307 30,569,287 31,545,647 110,408,593 386,647,335 19,016,220 Electric Operating Margin $5,218,511 $8,836,875 3,976,435 $5,201,166 $7,695,933 $3,915,418 $2,850,826 $14,709,045 $29,768,820 $5,525,783 Other Income 1,390,423 2,574,202 1,041,523 1,232,143 2,128,816 2,045,285 1,486,523 5,782,176 13,872,073 1,383,454 Gross Operating Margin $6,608,934 $11,411,077 5,017,958 $6,433,309 $9,824,749 $5,960,703 $4,337,349 $20,491,221 $43,640,893 $6,909,237 Interest on Long-term Debt 2,212,369 3,239,347 1,065,178 1,431,628 4,220,431 1,233,310 1,651,368 7,909,424 11,045,183 973,398 Other Deductions 570,597 238,446 19,093 422,621 359,740 11,874 181,540 1,294,435 110,749 84,505 Net Margins $3,825,968 $7,933,284 3,933,687 4,579,060 $5,244,578 $4,715,519 $2,504,441 $11,287,362 $32,484,961 $5,851,334 2022 Operating Revenue & Patronage Capital $23,923,397 $69,692,762 $26,274,388 $33,285,288 $85,603,024 $40,266,887 $41,274,535 $137,712,945 $452,343,517 $23,624,433 Depreciation and Amortization 2,020,033 5,001,400 1,651,204 2,463,029 6,242,402 2,804,453 3,080,493 8,373,385 23,317,019 1,300,451 Other Operating Expenses 20,433,253 59,252,431 25,318,028 30,459,546 74,076,344 34,836,609 34,818,923 123,067,403 396,832,069 20,944,391 Electric Operating Margin $1,470,111 $5,438,931 ($694,844) $362,713 $5,284,278 $2,625,825 $3,375,119 $6,272,157 $32,194,429 $1,379,591 Other Income 729,823 1,668,838 309,395 868,223 1,958,518 1,570,766 1,103,661 3,256,161 8,351,313 355,439 Gross Operating Margin $2,199,934 $7,107,769 ($385,449) $1,230,936 $7,242,796 $4,196,591 $4,478,780 $9,528,318 $40,545,742 $1,735,030 Interest on Long-term Debt 1,217,653 2,827,102 253,078 1,347,642 3,951,256 1,106,754 1,601,131 5,241,838 10,349,046 867,422 Other Deductions 199,101 109,255 17,781 139,071 52,763 1,275 12,237 313,716 3,488 766,467 Net Margins $783,180 $4,171,412 ($656,308) ($255,777) $3,238,777 $3,088,562 $2,865,412 $3,972,764 $30,193,208 $101,141 2021 Operating Revenue & Patronage Capital $19,778,218 $61,047,295 $23,432,378 $29,832,077 $73,582,674 $36,854,842 $35,788,871 $120,276,917 $399,589,618 $22,063,730 Depreciation and Amortization 1,981,542 4,610,725 1,694,580 2,393,510 5,993,376 2,703,177 2,987,839 7,943,365 22,186,511 1,263,554 Other Operating Expenses 16,409,661 51,740,825 20,382,093 25,145,169 62,751,579 29,972,252 29,544,524 104,305,004 343,161,555 17,871,152 Electric Operating Margin $1,387,015 $4,695,745 $1,355,705 $2,293,398 $4,837,719 $4,179,413 $3,256,508 $8,028,548 $34,241,552 $2,929,024 Other Income 396,674 1,420,160 181,261 762,113 3,362,998 255,892 950,836 1,914,045 4,639,601 511,447 Gross Operating Margin $1,783,689 $6,115,905 $1,536,966 $3,055,511 $8,200,717 $4,435,305 $4,207,344 $9,942,593 $38,881,153 $3,440,471 Interest on Long-term Debt 974,539 2,576,283 217,650 1,454,874 3,267,113 1,064,662 1,468,661 3,748,871 9,650,691 808,040 Other Deductions 60,262 133,152 2,171 4,220 201,671 3,658 28,989 221,212 10,167 754,717 Net Margins $748,888 $3,406,470 $1,317,145 $1,596,417 $4,731,933 $3,366,985 $2,709,694 $5,972,510 $29,220,295 $1,877,714 Snapping Southern Three Tri- MEMBER Shoals Rivers Sumter Notch County Upson Walton Washington TOTAL 2023 Operating Revenue & Patronage Capital $229,345,062 $59,109,961 $52,344,539 $39,446,455 $53,888,521 $18,773,644 $363,527,616 $47,861,040 $4,856,678,767 Depreciation and Amortization 12,454,916 5,554,183 4,584,911 2,891,117 5,361,774 1,040,948 17,325,291 3,252,776 350,632,032 Other Operating Expenses 209,351,331 46,367,654 43,042,232 28,783,533 40,998,773 14,698,173 327,798,062 40,972,291 4,120,840,789 Electric Operating Margin $7,538,815 $7,188,124 $4,717,396 $7,771,805 $7,527,974 3,034,523 $18,404,263 $3,635,973 $385,205,946 Other Income 2,996,084 2,842,775 1,825,310 3,167,496 (339,449) 853,774 15,577,925 2,351,889 267,910,133 Gross Operating Margin $10,534,899 $10,030,899 $6,542,706 $10,939,301 $7,188,525 $3,888,297 $33,982,188 $5,987,862 $653,116,079 Interest on Long-term Debt 4,672,684 2,943,106 2,069,740 1,953,356 4,172,999 216,313 7,050,219 3,161,256 172,332,333 Other Deductions 142,039 - 406,304 88,921 592,063 17,876 422,588 - 17,064,596 Net Margins $5,720,176 $7,087,793 $4,066,662 $8,897,024 $2,423,463 $3,654,108 $26,509,381 $2,826,606 $463,719,150 2022 Operating Revenue & Patronage Capital $261,499,170 $53,748,494 $53,016,834 $35,705,405 $56,266,746 $17,963,752 $376,778,069 $47,019,852 $5,042,843,838 Depreciation and Amortization 12,058,802 3,735,601 4,306,282 2,758,576 4,476,631 1,001,687 16,611,632 3,024,595 325,319,753 Other Operating Expenses 244,398,779 48,021,609 44,611,163 32,016,025 45,479,975 17,019,068 354,043,262 42,007,891 4,468,744,445 Electric Operating Margin $5,041,589 $1,991,284 $4,099,389 $930,804 $6,310,140 ($57,033) $6,123,175 $1,987,366 $248,779,640 Other Income 3,053,358 1,164,815 1,337,128 4,366,873 (1,179,390) 494,893 7,562,039 802,631 204,027,243 Gross Operating Margin $8,094,947 $3,156,099 $5,436,517 $5,297,677 $5,130,750 $437,890 $13,685,214 $2,789,997 $452,806,883 Interest on Long-term Debt 4,114,436 1,963,478 1,934,407 1,707,284 3,308,605 280,326 5,403,917 1,728,508 146,357,607 Other Deductions 42,420 500 215,812 34,847 30,893 16,092 300,869 - 7,593,900 Net Margins $3,938,091 $1,192,121 $3,286,298 $3,555,546 $1,791,252 $141,472 $7,980,428 $1,061,489 $298,855,376 2021 Operating Revenue & Patronage Capital $210,137,699 $45,199,127 $47,821,664 $31,965,809 $48,411,586 $15,073,652 $337,549,051 $39,341,139 $4,446,949,405 Depreciation and Amortization 11,485,998 3,416,694 4,096,515 2,574,808 4,227,537 973,761 16,038,068 2,890,972 308,987,082 Other Operating Expenses 192,550,408 39,254,335 40,080,734 27,049,533 36,765,257 13,199,446 314,341,252 34,925,135 3,858,392,471 Electric Operating Margin $6,101,293 $2,528,098 $3,644,415 $2,341,468 $7,418,792 $900,445 $7,169,731 $1,525,032 $279,569,852 Other Income 2,781,657 435,299 1,305,154 646,324 (1,327,995) 378,900 7,311,106 852,968 167,494,004 Gross Operating Margin $8,882,950 $2,963,397 $4,949,569 $2,987,792 $6,090,797 $1,279,345 $14,480,837 $2,378,000 $447,063,856 Interest on Long-term Debt 4,035,854 1,575,534 1,976,951 1,699,418 2,441,356 200,098 5,055,913 1,326,124 137,243,757 Other Deductions 55,164 - 72,330 22,402 19,097 25,101 167,237 - 4,623,827 Net Margins $4,791,932 $1,387,863 $2,900,288 $1,265,972 $3,630,344 $1,054,146 $9,257,687 $1,051,876 $305,196,272

FINANCIAL AND STATISTICAL INFORMATION FOR THE 38 MEMBERS OF OGLETHORPE POWER CORPORATION Table 6 CONDENSED BALANCE SHEET INFORMATION OF EACH MEMBER (as of December 31) Central Coweta- Altamaha Amicalola Canoochee Carroll Georgia Coastal Cobb Colquitt Fayette Diverse 2023 ASSETS Total Utility Plant (1) $193,795,964 $280,108,748 $188,085,999 $371,684,336 $432,196,863 $168,067,591 $1,087,732,079 $383,254,777 $462,691,430 $315,277,784 Depreciation 49,694,703 96,097,801 54,388,383 105,282,767 53,883,597 38,958,400 324,414,755 132,448,055 153,203,893 111,140,347 Net Plant 144,101,261 184,010,947 133,697,616 266,401,569 378,313,266 129,109,191 763,317,324 250,806,722 309,487,537 204,137,437 Other Assets 60,145,493 55,135,910 41,226,256 63,771,453 101,840,651 32,995,791 456,307,067 101,625,479 159,705,578 49,857,062 Total Assets $204,246,754 $239,146,857 $174,923,872 $330,173,022 $480,153,917 $162,104,982 $1,219,624,391 $352,432,201 $469,193,115 $253,994,499 EQUITY & LIABILITIES Equity $100,491,457 $81,255,658 $71,195,125 $151,254,239 $108,168,075 $63,318,815 $754,717,123 $150,326,069 $208,809,358 $85,524,865 Long-term Debt 75,819,508 93,844,157 72,860,015 150,926,482 250,082,109 72,380,246 326,758,765 139,057,482 208,371,698 135,963,771 Other Liabilities 27,935,789 64,047,042 30,868,732 27,992,301 121,903,733 26,405,921 138,148,503 63,048,650 52,012,059 32,505,863 Total Equity and Liabilities $204,246,754 $239,146,857 $174,923,872 $330,173,022 $480,153,917 $162,104,982 $1,219,624,391 $352,432,201 $469,193,115 $253,994,499 2022 ASSETS Total Utility Plant (1) $168,772,625 $265,816,628 $176,399,666 $343,948,470 $357,636,123 $150,257,207 $1,041,956,909 $364,339,508 $436,286,157 $295,205,313 Depreciation 45,590,296 93,694,979 52,501,813 98,762,539 62,555,311 35,854,378 313,174,767 122,293,338 147,135,853 102,377,286 Net Plant 123,182,329 172,121,649 123,897,853 245,185,931 295,080,812 114,402,829 728,782,142 242,046,170 289,150,304 192,828,027 Other Assets 63,027,533 54,319,547 39,883,474 51,273,826 99,005,741 37,676,689 444,680,410 101,422,886 145,277,399 45,763,159 Total Assets $186,209,862 $226,441,196 $163,781,327 $296,459,757 $394,086,553 $152,079,518 $1,173,462,552 $343,469,056 $434,427,703 $238,591,186 EQUITY & LIABILITIES Equity $89,677,082 $79,540,486 $69,468,144 $129,450,710 $101,002,281 $56,906,155 $672,469,164 $158,564,105 $189,909,719 $78,954,344 Long-term Debt 72,129,136 92,615,584 63,152,367 134,344,474 188,701,235 76,300,457 372,804,266 136,302,038 183,043,939 132,506,991 Other Liabilities 24,403,644 54,285,126 31,160,816 32,664,573 104,383,037 18,872,906 128,189,122 48,602,913 61,474,045 27,129,851 Total Equity and Liabilities $186,209,862 $226,441,196 $163,781,327 $296,459,757 $394,086,553 $152,079,518 $1,173,462,552 $343,469,056 $434,427,703 $238,591,186 2021 ASSETS Total Utility Plant (1) $148,212,395 $248,279,704 $167,770,781 $323,477,065 $299,153,030 $139,598,636 $986,191,276 $348,252,644 $412,001,682 $277,454,236 Depreciation 41,492,247 91,580,020 51,011,068 92,656,196 63,970,166 33,038,615 289,295,844 113,503,594 139,128,837 97,051,275 Net Plant 106,720,148 156,699,684 116,759,713 230,820,869 235,182,864 106,560,021 696,895,432 234,749,050 272,872,845 180,402,961 Other Assets 54,374,114 45,149,102 36,765,842 51,121,057 80,874,821 34,173,642 400,931,599 78,975,883 144,042,838 35,837,680 Total Assets $161,094,262 $201,848,786 $153,525,555 $281,941,926 $316,057,685 $140,733,663 $1,097,827,031 $313,724,933 $416,915,683 $216,240,641 EQUITY & LIABILITIES Equity $88,011,983 $81,097,276 $70,845,186 $126,840,419 $97,786,250 $56,355,574 $564,357,405 $138,898,489 $188,198,511 $72,104,987 Long-term Debt 55,417,383 73,989,675 54,767,552 124,144,796 151,173,121 68,572,500 382,090,190 122,847,254 136,365,969 119,310,020 Other Liabilities 17,664,896 46,761,835 27,912,817 30,956,711 67,098,314 15,805,589 151,379,436 51,979,190 92,351,203 24,825,634 Total Equity and Liabilities $161,094,262 $201,848,786 $153,525,555 $281,941,926 $316,057,685 $140,733,663 $1,097,827,031 $313,724,933 $416,915,683 $216,240,641 Footnotes: (1) Including construction work in progress.

Table 6 (Continued) Little Excelsior Flint Grady GreyStone Habersham Hart Irwin Jackson Jefferson Ocmulgee 2023 ASSETS Total Utility Plant (1) $115,612,932 $544,026,983 $137,278,972 $714,152,484 $251,208,115 $216,442,254 $149,037,751 $1,353,766,401 $215,689,488 $77,684,203 Depreciation 30,702,839 203,956,519 29,956,660 166,498,527 95,696,285 72,096,945 47,821,900 447,373,965 57,325,141 22,196,203 Net Plant 84,910,093 340,070,464 107,322,312 547,653,957 155,511,830 144,345,309 101,215,851 906,392,436 158,364,347 55,488,000 Other Assets 53,549,848 143,933,137 52,798,495 171,027,625 54,855,173 111,312,344 28,457,868 466,128,937 17,745,876 10,467,000 Total Assets $138,459,941 $484,003,601 $160,120,807 $718,681,582 $210,367,003 $255,657,653 $129,673,719 $1,372,521,373 $176,110,223 $65,955,000 EQUITY & LIABILITIES Equity $68,071,455 $161,335,957 $82,156,880 $305,179,762 $67,319,070 $130,185,132 $32,751,361 $620,682,630 $63,245,609 $27,321,483 Long-term Debt 42,116,410 $240,443,797 59,409,618 329,387,088 101,202,852 71,699,003 78,133,651 541,140,533 83,854,345 27,280,661 Other Liabilities 28,272,076 82,223,847 18,554,309 84,114,732 41,845,081 53,773,518 18,788,707 210,698,210 29,010,269 11,352,856 Total Equity and Liabilities $138,459,941 $484,003,601 $160,120,807 $718,681,582 $210,367,003 $255,657,653 $129,673,719 $1,372,521,373 $176,110,223 $65,955,000 2022 ASSETS Total Utility Plant (1) $105,467,366 $506,114,203 $126,169,028 $667,441,746 $227,476,773 $206,434,064 $125,298,592 $1,272,588,313 $206,209,210 $75,652,518 Depreciation 28,447,832 189,861,618 29,506,763 151,956,175 89,020,164 68,656,605 44,451,694 416,329,238 53,674,362 21,975,064 Net Plant 77,019,534 316,252,585 96,662,265 515,485,571 138,456,609 137,777,459 80,846,898 856,259,075 152,534,848 53,677,454 Other Assets 48,161,873 123,348,356 45,730,443 123,057,066 50,492,567 105,349,320 26,351,823 449,969,252 15,926,673 13,070,461 Total Assets $125,181,407 $439,600,941 $142,392,708 $638,542,637 $188,949,176 $243,126,779 $107,198,721 $1,306,228,327 $168,461,521 $66,747,915 EQUITY & LIABILITIES Equity $65,065,115 $155,629,924 $73,054,253 $299,843,080 $57,638,000 $127,774,024 $30,583,820 $585,850,613 $56,309,533 $26,471,860 Long-term Debt 34,423,410 $208,516,979 44,385,723 241,889,470 88,370,944 66,127,089 66,770,116 525,480,781 79,513,478 28,643,606 Other Liabilities 25,692,882 75,454,038 24,952,732 96,810,087 42,940,232 49,225,666 9,844,785 194,896,933 32,638,510 11,632,449 Total Equity and Liabilities $125,181,407 $439,600,941 $142,392,708 $638,542,637 $188,949,176 $243,126,779 $107,198,721 $1,306,228,327 $168,461,521 $66,747,915 2021 ASSETS Total Utility Plant (1) $98,185,339 $484,095,363 $121,118,711 $636,053,981 $204,630,282 $198,139,595 $110,147,432 $1,210,339,737 $199,293,533 $73,095,734 Depreciation 26,278,401 178,957,775 28,035,372 136,713,423 84,318,490 65,284,825 41,351,890 392,615,368 50,267,110 20,998,145 Net Plant 71,906,938 305,137,588 93,083,339 499,340,558 120,311,792 132,854,770 68,795,542 817,724,369 149,026,423 52,097,589 Other Assets 47,454,331 90,454,412 40,250,932 108,986,359 43,497,406 95,223,719 19,716,521 406,578,826 13,676,313 10,998,586 Total Assets $119,361,269 $395,592,000 $133,334,271 $608,326,917 $163,809,198 $228,078,489 $88,512,063 $1,224,303,195 $162,702,736 $63,096,175 EQUITY & LIABILITIES Equity $63,065,805 $151,710,954 $63,584,914 $295,596,622 $58,905,871 $113,647,701 $32,828,981 $562,158,310 $56,012,112 $25,706,482 Long-term Debt 31,698,488 $177,017,584 46,536,649 244,360,499 69,470,232 61,552,043 48,592,967 494,774,274 75,161,178 28,615,765 Other Liabilities 24,596,976 66,863,462 23,212,708 68,369,796 35,433,095 52,878,745 7,090,115 167,370,611 31,529,446 8,773,928 Total Equity and Liabilities $119,361,269 $395,592,000 $133,334,271 $608,326,917 $163,809,198 $228,078,489 $88,512,063 $1,224,303,195 $162,702,736 $63,096,175 Footnotes: (1) Including construction work in progress.

Table 6 (Continued) Middle Slash Georgia Mitchell Ocmulgee Oconee Okefenoke Planters Rayle Satilla Sawnee Pine 2023 ASSETS Total Utility Plant (1) $112,583,167 213,272,218 $84,848,632 $92,898,623 $237,629,416 $100,101,134 $125,352,198 $355,910,348 $832,047,282 $60,833,408 Depreciation 16,128,669 46,316,116 24,975,110 30,238,570 78,578,451 28,813,123 40,958,477 55,174,351 143,289,958 11,563,053 Net Plant 96,454,498 166,956,102 59,873,522 62,660,053 159,050,965 71,288,011 84,393,721 300,735,997 688,757,324 49,270,355 Other Assets 14,719,315 55,656,682 25,340,831 25,965,486 48,216,547 45,522,072 26,260,805 89,620,816 288,721,407 21,251,914 Total Assets $111,173,813 $222,612,784 $85,214,353 $88,625,539 $207,267,512 $116,810,083 $110,654,526 $390,356,813 $977,478,731 $70,522,269 EQUITY & LIABILITIES Equity $29,826,427 $100,154,206 $46,160,899 $38,569,972 $72,178,346 $54,784,570 $45,297,722 $135,247,212 $336,420,734 $31,475,279 Long-term Debt 70,326,736 84,719,597 27,565,723 32,440,481 110,393,429 43,005,353 46,980,399 191,656,796 392,399,569 29,235,690 Other Liabilities 11,020,650 37,738,981 11,487,731 17,615,086 24,695,737 19,020,160 18,376,405 63,452,805 248,658,428 9,811,300 Total Equity and Liabilities $111,173,813 $222,612,784 $85,214,353 $88,625,539 $207,267,512 $116,810,083 $110,654,526 $390,356,813 $977,478,731 $70,522,269 2022 ASSETS Total Utility Plant (1) $81,350,448 193,375,419 $71,746,494 $89,026,945 $224,650,439 $93,726,622 $118,907,708 $295,606,356 $784,334,597 $53,733,210 Depreciation 15,930,213 42,446,838 24,998,650 28,374,036 74,860,769 26,891,011 38,816,722 55,681,743 136,296,312 11,258,332 Net Plant 65,420,235 150,928,581 46,747,844 60,652,909 149,789,670 66,835,611 80,090,986 239,924,613 648,038,285 42,474,878 Other Assets 19,680,875 46,770,846 17,910,618 24,759,254 45,178,468 44,625,955 25,864,529 109,829,025 291,893,284 19,798,013 Total Assets $85,101,110 $197,699,427 $64,658,462 $85,412,163 $194,968,138 $111,461,566 $105,955,515 $349,753,638 $939,931,569 $62,272,891 EQUITY & LIABILITIES Equity $26,301,713 $93,797,835 $42,721,165 $34,623,486 $68,410,112 $51,826,641 $43,360,201 $135,789,886 $312,328,666 $26,092,195 Long-term Debt 39,015,553 69,090,794 13,189,535 29,107,488 103,720,395 41,129,527 50,212,262 159,084,180 372,445,557 26,296,296 Other Liabilities 19,783,844 34,810,798 8,747,762 21,681,189 22,837,631 18,505,398 12,383,052 54,879,572 255,157,346 9,884,400 Total Equity and Liabilities $85,101,110 $197,699,427 $64,658,462 $85,412,163 $194,968,138 $111,461,566 $105,955,515 $349,753,638 $939,931,569 $62,272,891 2021 ASSETS Total Utility Plant (1) $63,783,298 185,640,808 $66,367,916 $85,800,828 $212,313,316 $89,236,765 $113,606,593 $252,484,233 $729,046,717 $50,298,782 Depreciation 16,217,688 39,584,048 24,304,725 26,710,055 73,021,959 25,343,124 37,260,688 55,770,533 133,207,655 10,848,915 Net Plant 47,565,610 146,056,760 42,063,191 59,090,773 139,291,357 63,893,641 76,345,905 196,713,700 595,839,062 39,449,867 Other Assets 13,128,225 41,893,075 16,688,950 23,284,212 39,950,610 42,064,042 21,736,146 72,002,922 285,933,651 19,899,391 Total Assets $60,693,835 $187,949,835 $58,752,141 $82,374,985 $179,241,967 $105,957,683 $98,082,051 $268,716,622 $881,772,713 $59,349,258 EQUITY & LIABILITIES Equity $25,681,857 $90,406,827 $42,168,013 $35,228,785 $66,847,802 $50,452,156 $39,890,214 $120,365,729 $290,418,850 $26,293,796 Long-term Debt 29,403,489 63,300,052 8,660,317 31,075,142 92,916,236 36,040,267 46,138,121 99,484,591 332,440,853 24,574,337 Other Liabilities 5,608,489 34,242,956 7,923,811 16,071,058 19,477,929 19,465,260 12,053,716 48,866,302 258,913,010 8,481,125 Total Equity and Liabilities $60,693,835 $187,949,835 $58,752,141 $82,374,985 $179,241,967 $105,957,683 $98,082,051 $268,716,622 $881,772,713 $59,349,258 Footnotes: (1) Including construction work in progress.

Table 6 (Continued) Snapping Southern Three Tri- MEMBER Shoals Rivers Sumter Notch County Upson Walton Washington TOTAL 2023 ASSETS Total Utility Plant (1) $371,935,599 $170,572,649 $161,429,604 $102,199,270 $197,057,855 $35,274,651 $561,654,955 $134,624,497 $11,608,020,660 Depreciation 161,313,239 36,211,208 39,810,755 35,133,166 37,909,068 14,646,231 223,372,946 37,948,328 3,355,518,504 Net Plant 210,622,360 134,361,441 121,618,849 67,066,104 159,148,787 20,628,420 338,282,009 96,676,169 8,252,502,156 Other Assets 106,107,464 40,829,658 38,377,755 43,322,978 20,973,102 20,328,104 300,855,527 46,851,953 3,491,809,459 Total Assets $316,729,824 $175,191,099 $159,996,604 $110,389,082 $180,121,889 $40,956,524 $639,137,536 $143,528,122 $11,744,311,615 EQUITY & LIABILITIES Equity $102,640,543 $57,507,080 $76,994,421 $59,095,243 $48,234,891 $28,142,400 $263,454,200 $49,441,701 $4,908,935,969 Long-term Debt 106,898,204 99,546,414 67,019,799 43,553,387 104,224,367 8,593,404 166,045,163 82,700,718 4,808,037,420 Other Liabilities 107,191,077 18,137,605 15,982,384 7,740,452 27,662,631 4,220,720 209,638,173 11,385,703 2,027,338,226 Total Equity and Liabilities $316,729,824 $175,191,099 $159,996,604 $110,389,082 $180,121,889 $40,956,524 $639,137,536 $143,528,122 $11,744,311,615 2022 ASSETS Total Utility Plant (1) $349,192,776 $145,748,290 $150,290,327 $99,116,524 $175,645,900 $33,468,079 $531,241,510 $120,005,874 $10,730,637,937 Depreciation 152,112,096 32,962,735 37,622,838 32,975,555 34,735,450 14,171,795 212,521,461 37,837,019 3,178,313,650 Net Plant 197,080,680 112,785,555 112,667,489 66,140,969 140,910,450 19,296,284 318,720,049 82,168,855 7,552,324,287 Other Assets 110,425,816 33,000,188 39,657,862 37,442,287 21,967,870 19,481,723 258,126,580 37,055,119 3,287,256,810 Total Assets $307,506,496 $145,785,743 $152,325,351 $103,583,256 $162,878,320 $38,778,007 $576,846,629 $119,223,974 $10,839,581,097 EQUITY & LIABILITIES Equity $101,571,758 $47,608,781 $73,594,774 $50,594,632 $46,339,256 $25,494,587 $234,920,020 $47,562,926 $4,567,101,046 Long-term Debt 95,873,587 75,519,784 57,865,582 45,797,023 97,072,357 8,583,665 149,405,562 60,844,094 4,330,275,324 Other Liabilities 110,061,151 22,657,178 20,864,995 7,191,601 19,466,707 4,699,755 192,521,047 10,816,954 1,942,204,727 Total Equity and Liabilities $307,506,496 $145,785,743 $152,325,351 $103,583,256 $162,878,320 $38,778,007 $576,846,629 $119,223,974 $10,839,581,097 2021 ASSETS Total Utility Plant (1) $331,579,681 $114,541,647 $142,001,583 $95,284,016 $148,577,527 $32,536,138 $506,594,363 $100,680,327 $10,005,865,694 Depreciation 142,435,632 31,316,095 35,812,629 30,571,811 32,063,729 13,306,492 201,135,009 36,823,381 3,003,282,829 Net Plant 189,144,049 83,225,552 106,188,954 64,712,205 116,513,798 19,229,646 305,459,354 63,856,946 7,002,582,865 Other Assets 108,794,642 46,625,749 40,533,418 29,144,645 18,102,018 18,915,651 221,942,978 33,894,396 2,933,618,704 Total Assets $297,938,691 $129,851,301 $146,722,372 $93,856,850 $134,615,816 $38,145,297 $527,402,332 $97,751,342 $9,936,201,569 EQUITY & LIABILITIES Equity $97,164,114 $46,499,532 $70,982,902 $47,124,930 $44,658,405 $26,009,349 $221,387,486 $47,544,977 $4,296,839,556 Long-term Debt 91,663,182 64,732,812 59,839,283 40,320,152 77,445,465 8,657,065 132,318,295 41,475,552 3,846,943,350 Other Liabilities 109,111,395 18,618,957 15,900,187 6,411,768 12,511,946 3,478,883 173,696,551 8,730,813 1,792,418,663 Total Equity and Liabilities $297,938,691 $129,851,301 $146,722,372 $93,856,850 $134,615,816 $38,145,297 $527,402,332 $97,751,342 $9,936,201,569 Footnotes: (1) Including construction work in progress.